PIMCO FUNDS: PACIFIC INVESTMENT MANAGEMENT SERIES

                       Supplement dated September 13, 2001
                      to the Prospectus dated July 31, 2001

                             PIMCO Money Market Fund

Effective immediately, shares of the Money Market Fund (the "Fund") are available for purchase and redemption on each day on which U.S. bond markets are open for trading (a "Money Market Business Day"). Purchase and redemption orders received by the Fund's transfer agent prior to 4:00 p.m., Eastern time, on any Money Market Business Day will be effected at the Fund's net asset value determined as of 4:00 p.m., Eastern time, on that date.